TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated May 25, 2010

to the May 1, 2010 Statement of Additional Information (“SAI”)

Disclosure of Portfolio Holdings

Certain changes are being made to the disclosure of portfolio holdings policy in the SAI. Accordingly, the following hereby replaces in its entirety the section entitled “Disclosure of Portfolio Holdings” on pages B-10 through B-11 of the SAI:

“DISCLOSURE OF PORTFOLIO HOLDINGS

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. Account holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account may disclose its portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month.

•

Separate account holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Vice President and Associate General Counsel or above.

•

Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

On an annual basis, the Management Committee of the separate account and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of the separate account’s contractowners in connection with these disclosures.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, the portfolio holdings of the separate account to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; R.R. Donnelley; and Bloomberg L.P. The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the separate account’s assets.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, N.Y. 10164.”

A12268 (5/10)